Exhibit 99.2

              CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Tamboril Cigar Company (the "Company") on Form 10-KSB for the years ended December 31, 1998, 1999, 2000, 2001 and 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John L. Petersen, the principal financial officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

            /s/ John L. Petersen
John L. Petersen, Chief Financial Officer
March 18, 2003